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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 10, 2007

                               Immunomedics, Inc.
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               (Exact Name of Registrant as Specified in Charter)

              Delaware                    000-12104               61-1009366
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    (State or Other Jurisdiction         (Commission           (IRS Employer
         of Incorporation)               File Number)        Identification No.)

          300 American Road, Morris Plains, New Jersey             07950
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            (Address of Principal Executive Offices)             (Zip Code)

                                 (973) 605-8200
                         (Registrant's telephone number,
                              including area code)

                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATION ARRANGEMENTS OF CERTAIN OFFICERS.

           On January 10, 2007, Immunomedics, Inc., a Delaware corporation (the "Company"), issued a press release announcing that Richard R. Pivirotto, the longest-serving independent director, since 1991, of the Company's Board of Directors, its Lead Independent Director, and Chairman of the Compensation Committee, passed away on Monday, January 8th, 2007 due to complications from cancer.

           The full text of the press release is attached to this current report on Form 8-K as Exhibit 99.1 hereto and is incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

           (d)  EXHIBITS.

           Exhibit No.      Description
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           99.1             Press Release of Immunomedics, Inc. dated
                            January 10, 2007 announcing the passing of Board
                            Member Richard Pivirotto

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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  IMMUNOMEDICS, INC.


                                                  By:    /s/ Cynthia L. Sullivan
                                                         -----------------------
                                                  Name:  Cynthia L. Sullivan
                                                  Title: President and
                                                         Chief Executive Officer

Date: January 10, 2007